CONFORMED COPY

            AMENDMENT NO. 1, dated as of May 9, 1997 (the "Amendment") to the FILM FINANCE CREDIT AGREEMENT, dated as of May 10, 1996, as amended, (the "Credit Agreement") among VIACOM FILM FUNDING COMPANY INC., a Delaware corporation (the "Borrower"), VIACOM Inc., a Delaware corporation and VIACOM INTERNATIONAL INC., a Delaware corporation (the "Guarantors"), each of the several Banks, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, and the Banks identified as Agents on the signature pages thereof, as Agents.

                                   WITNESSETH:

            WHEREAS, the parties who have heretofore entered into the Credit Agreement now desire to amend certain provisions of such agreement to provide for a change in the Commitment Termination Date and the Commitments identified on Schedule II to the Credit Agreement, and for certain other related matters.

            NOW THEREFORE, the parties hereto agree as follows:

            SECTION 1. Amendments.

                  (a) The definition of Commitment Termination Date in section
1.1 of the Credit Agreement is hereby amended by deleting the reference therein to "May 9, 1997" and substituting in lieu thereof "May 8, 1998".

                  (b) The definition of Applicable Eurodollar Rate Margin in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

            ""Applicable Eurodollar Rate Margin" shall mean on any date the percentage set forth below opposite the Credit Rating applicable on such date:

      CREDIT RATING                       MARGIN
      -------------                       ------

      BBB-/Baa3 or better                 .375%
      BB+/Bal or lower                    .525%"

                  (c) The following defined terms in Section 1.1 of the Credit Agreement are hereby deleted in their entirety: "Amendment", "Blockbuster", "Cable Transaction", "Cable Transaction Effective Date", "Franchise", "Merger", "Non-Cable Business", "September Agreement", "Transaction Documents", and "VII Services".

                  (d) The definition of "July Agreements" is hereby amended by deleting the reference therein to the "Credit Agreement, dated as of July 1, 1994" and substituting in lieu thereof "Amended and Restated Credit Agreement, dated as of March 26, 1997".

                  (e) The definition of "EBIT" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

            ""EBIDT" means, at any time, the Earnings from Operations of the Borrower and its Subsidiaries on a consolidated basis as set forth in the statement of operations of the Borrower and its Subsidiaries for the immediately preceding four Fiscal Quarters for which financial statements have been delivered to the Banks pursuant to Section 8.8 of this Agreement (adjusted to account for material dispositions during such four Fiscal Quarters), plus (to the extent previously deducted) (a) the sum of the following expenses of the Borrower and its Subsidiaries for such period: (i) depreciation expense; (ii) amortization expense (including all amortization expenses recognized in accordance with APB 16 and 17 but excluding (A) all other amortization of programming, production and pre-publication costs and (B) amortization of videocassettes); (iii) expenses accrued under the Incentive Plans for such period; (iv) in the event that, during such period, the Borrower or any of its Subsidiaries acquires all or substantially all of the assets or Equity of any other Person or any Equity in any other Person that is reported on an equity basis, the EBIDT of such Person, as determined in accordance with the terms of this definition, shall be included in the EBIDT of the Borrower for all Fiscal Quarters during such period; and (v) all other non-cash charges; less (b) the proportional EBIDT of the interests held by any other Person in entities fully consolidated with the Borrower and its Subsidiaries, as determined in accordance with the terms of this definition. In calculating EBIDT, any losses of United Paramount Network prior to December 31, 1996 shall be disregarded. In addition, for the purposes of Section 7.2 only, EBIDT shall be calculated on an actual historical basis without taking into account acquisitions or dispositions during any relevant calculation period."

                  (f) The definition of "Subsidiary Facility" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

            "Subsidiary Facility" means the "Subsidiary Facility" as defined in the agreement described in clause (i) of the definition of "July Agreements".

                  (g) Schedule I which is attached to the Credit Agreement is hereby amended and restated in its entirety by substituting Schedule I to this Amendment No. 1 for such earlier schedule in its entirety.

                  (h) Schedule II which is attached to the Credit Agreement is hereby amended and restated in its entirety by substituting Schedule II to this Amendment No. 1 for such earlier schedule in its entirety.

                  (i) Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety by substituting Schedule 1.1 to this Amendment No. 1 for such earlier schedule in its entirety.

                  (j) Section 6.4 of the Credit Agreement is hereby amended by deleting the references therein to "December 31, 1995" and substituting in lieu thereof "December 31, 1996".

                  (k) Section 6.14 of the Credit Agreement is hereby amended by
(A) deleting the fifth sentence therein, and (B) deleting the reference to "or any Franchise" in the last sentence therein.

                  (l) Section 7.1 of the Credit Agreement is hereby amended by replacing the table therein with the following table:

            Date                                      Ratio
            ----                                      -----

            Through December 31, 1997                 5.25x
            March 31, 1998 and thereafter             4.50x

                  (m) Section 7.3 of the Credit Agreement is hereby amended by deleting the words "commencing September 30, 1994" and by deleting the remainder of the sentence following the second reference to "Subsidiaries" therein, and replacing the deleted text with "as of September 30, 1994".

                  (n) Section 8.1 of the Credit Agreement is hereby amended by deleting the reference to "and Franchises" therein.

                  (o) Section 9.1(iii) of the Credit Agreement is hereby amended by deleting the reference therein to the

"Initial Funding Date" and substituting in lieu thereof "Original Funding Date (as defined in the July Agreements)".

                  (p) Sections 9.6 and 9.7 of the Credit Agreement are each hereby amended by replacing every reference therein to "$300 million" with a reference to "$500 million".

            SECTION 2. Effectiveness This Amendment will be effective as of the date hereof and satisfaction of the following conditions precedent:

            (a) The execution of counterparts hereof by each of the Borrower, the Guarantors, and each of the Banks, Facility Agents, Managing Agents and Agents.

            (b) Delivery to the Documentation Agent of (i) satisfactory written evidence that this Amendment and the Credit Agreement have been duly authorized, executed and delivered by the Borrower and the Guarantors, and (ii) a favorable written opinion of Michael D. Fricklas, Deputy General Counsel to the Loan Parties, in substantially the form of Exhibit A hereto.

            (c) The Borrower shall have paid all costs, accrued and unpaid fees and expenses (including, without limitation, the legal fees and expenses), in each case to the extent then due and payable under the Credit Agreement.

            SECTION 3. Representations and Warranties. Each of the Borrower and the Guarantors hereby represents and warrants that as of the date hereof, after giving effect to this Amendment that (i) the representations and warranties contained in Article VI of the Credit Agreement (other than those stated to be made as of a particular date) are true and correct in all material respects on and as of the date hereof as though made on the date hereof, and (ii) no Default or Event of Default shall exist or be continuing under the Credit Agreement.

            SECTION 4. Funding Adjustments. As of the effectiveness of this Amendment (and after giving effect to any adjustments of Commitments effected by the amendment of Schedule II to the Credit Agreement), if the aggregate outstanding Loans of any Bank are less than or exceed such Bank's Ratable Portion of all outstanding Loans, such Bank shall forthwith on such date make an additional Loan hereunder (in the case of a deficiency), or, the Borrower shall repay such Bank's Loans (in the case of an excess) in such amount as shall be necessary to cause such Bank's Loans thereafter to equal its Ratable Portion of all outstanding Loans on the date hereof.

            SECTION 5. Miscellaneous. (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                  (b) Except as amended hereby, all of the terms of the Credit Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

                  (c) This Amendment shall be a Loan Document for the purposes of the Credit Agreement.

                  (d) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 6. Guarantor Confirmation. By signing below, each Guarantor hereby agrees to the terms of the foregoing Amendment.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                              VIACOM FILM FUNDING COMPANY INC.,
                                    as Borrower


                              By: /s/ Vaughn A. Clark
                                  -----------------------------------------
                                  Name:  Vaughn A. Clark
                                  Title: Executive Vice President,
                                         Treasurer


                              VIACOM INC.,
                                    as a Guarantor


                              By: /s/ Vaughn A. Clark
                                  -----------------------------------------
                                  Name:  Vaughn A. Clark
                                  Title: Senior Vice President,
                                         Treasurer


                              VIACOM INTERNATIONAL INC., as a
                                    Guarantor


                              By: /s/ Vaughn A. Clark
                                  -----------------------------------------
                                  Name:  Vaughn A. Clark
                                  Title: Senior Vice President,
                                         Treasurer


                              Managing Agents

                              THE BANK OF NEW YORK, as Managing
                              Agent, the Documentation Agent and
                              a Bank


                              By: /s/ Geoffrey C. Brooks
                                  -----------------------------------------
                                  Name:  Geoffrey C. Brooks
                                  Title: Vice President

                              CITIBANK, N.A., as Managing Agent,
                              the Administrative Agent and a Bank


                              By: /s/ Robert H. Johnson, Jr.
                                  -----------------------------------------
                                  Name: Robert H. Johnson, Jr.
                                  Title: Attorney-in-Fact


                              MORGAN GUARANTY TRUST COMPANY OF
                              NEW YORK, as Managing Agent and a
                              Bank


                              By: /s/ George J. Stapleton
                                  -----------------------------------------
                                  Name:  George J. Stapleton
                                  Title: Vice President


                              BANK OF AMERICA NT&SA, as Managing
                              Agent and a Bank


                              By: /s/ Russell D. Solomon
                                  -----------------------------------------
                                  Name:  Russell D. Solomon
                                  Title: Vice President


                              Syndication Agent


                              JP MORGAN SECURITIES INC., as the
                              Syndication Agent


                              By: /s/ Stephan J. Kenneally
                                  -----------------------------------------
                                  Name:  Stephan J. Kenneally
                                  Title: Vice President

                              Agents


                              BANKBOSTON, N.A., as Agent and a
                              Bank


                              By: /s/ Jennifer R. Buras
                                  -----------------------------------------
                                  Name:  Jennifer R. Buras
                                  Title: Director


                              BANK OF MONTREAL, CHICAGO
                              BRANCH, as Agent and a Bank


                              By: /s/ Karen Klapper
                                  -----------------------------------------
                                  Name:  Karen Klapper
                                  Title: Director


                              THE BANK OF NOVA SCOTIA, as Agent
                                   and a Bank


                              By: /s/ Terry K. Fryett
                                  -----------------------------------------
                                  Name:  Terry K. Fryett
                                  Title: Authorized Signatory


                              THE CHASE MANHATTAN BANK (NATIONAL
                              ASSOCIATION), as Agent and a Bank


                              By: /s/ John P. Haltmaier
                                  -----------------------------------------
                                  Name:  John P. Haltmaier
                                  Title: Vice President


                              CANADIAN IMPERIAL BANK OF COMMERCE,
                              as Agent and a Bank


                              By: /s/ Deborah D. Strek
                                  -----------------------------------------
                                  Name:  Deborah D. Strek
                                  Title: Managing Director

                              CREDIT LYONNAIS NEW YORK BRANCH, as
                              Agent and a Bank


                              By: /s/ Mark D. Thorsheim
                                  -----------------------------------------
                                  Name:  Mark Thorsheim
                                  Title: Vice President


                              CREDIT SUISSE FIRST BOSTON, as
                              Agent and a Bank


                              By: /s/ Joseph A. Coneeny
                                  -----------------------------------------
                                  Name:  Joseph A. Coneeny
                                  Title: Managing Director


                              By: /s/ Todd C. Morgan
                                  -----------------------------------------
                                  Name:  Todd C. Morgan
                                  Title: Vice President


                              THE FUJI BANK, LIMITED, NEW YORK
                              BRANCH, as Agent and a Bank


                              By: /s/ Teiji Teramoto
                                  -----------------------------------------
                                  Name:  Teiji Teramoto
                                  Title: Vice President and
                                         Manager


                              THE INDUSTRIAL BANK OF JAPAN,
                              LIMITED, as Agent and a Bank


                              By: /s/ William Kennedy
                                  -----------------------------------------
                                  Name:  William Kennedy
                                  Title: Vice President

                              LLOYDS BANK PLC, as Agent
                              and a Bank


                              By: /s/ Paul D. Briamonte
                                  -----------------------------------------
                                  Name:  Paul D. Briamonte
                                  Title: Vice President


                              By: /s/ Stephen J. Attree
                                  -----------------------------------------
                                  Name:  Stephen J. Attree
                                  Title: Assistant Vice
                                         President


                              THE LONG-TERM CREDIT BANK OF JAPAN,
                              LIMITED, as Agent and a Bank


                              By: /s/ Shuichi Tajima
                                  -----------------------------------------
                                  Name:  Shuichi Tajima
                                  Title: Deputy General Manager


                              MELLON BANK, N.A., as Agent and a
                              Bank


                              By: /s/ G. Louis Ashley
                                  -----------------------------------------
                                  Name:  G. Louis Ashley
                                  Title: First Vice President


                              THE MITSUBISHI TRUST AND BANKING
                              CORPORATION, as Agent and a Bank


                              By: /s/ Patricia Loret de Mola
                                  -----------------------------------------
                                  Name:  Patricia Loret de Mola
                                  Title: Senior Vice President

                              THE NIPPON CREDIT BANK, LTD., LOS
                              ANGELES AGENCY, as Agent and a Bank


                              By: /s/ Jay Schwartz
                                  -----------------------------------------
                                  Name:  Jay Schwartz
                                  Title: Vice President and
                                         Manager


                              ROYAL BANK OF CANADA, as Agent and a
                              Bank


                              By: /s/ Cynthia K. Wong
                                  -----------------------------------------
                                  Name:  Cynthia K. Wong
                                  Title: Manager


                              THE SAKURA BANK, LIMITED, as Agent
                                   and a Bank


                              By: /s/ Yoshikazu Nagura
                                  -----------------------------------------
                                  Name:  Yoshikazu Nagura
                                  Title: Vice President


                              THE SANWA BANK, LIMITED., NEW YORK
                              BRANCH, as Agent and a Bank


                              By: /s/ Dominic J. Sorresso
                                  -----------------------------------------
                                  Name: Dominic J. Sorresso
                                  Title: Vice President


                              SOCIETE GENERALE, as Agent and a Bank


                              By: /s/ Elaine Khalil
                                  -----------------------------------------
                                  Name: Elaine Khalil
                                  Title: Vice President

                              THE SUMITOMO BANK, LIMITED, NEW YORK
                              BRANCH, as Agent and a Bank


                              By: /s/ John C. Kissinger
                                  -----------------------------------------
                                  Name:  John C. Kissinger
                                  Title: Joint General Manager


                              TORONTO DOMINION (NEW YORK), INC.,
                              as Agent and a Bank


                              By: /s/ Debbie A. Greene
                                  -----------------------------------------
                                  Name:  Debbie A. Greene
                                  Title: Vice President